481 SA1 11/25

FRANKLIN FUND ALLOCATOR SERIES
SUPPLEMENT DATED NOVEMBER 14, 2025
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 1, 2025, OF
FRANKLIN GLOBAL ALLOCATION FUND (THE “FUND”)

The following is added to the section titled “Glossary of Investments, Techniques, Strategies and Their Risks” in the Fund’s SAI under “Commodity-linked instruments":

Commodity-linked notes. The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The notes in which the Fund invests are typically issued by a bank or other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs. A typical note may have the following characteristics:

• Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.

• Maturity: Commodity-Linked Notes (12-18 months)

• Purchase Price: The Fund purchases a note at a specified face value, for example $100 or $1,000.

• Payment Characteristics: The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index (e.g., the S&P GSCI). This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index. The investment manager currently anticipates that most notes purchased by the Fund will be leveraged at a 3 to 1 factor (i.e., the return of the index is multiplied 3x for purposes of the Fund’s returns).

• "Put” and Automatic Redemption Features: The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, which ever the case may be, reached a level specified under the terms of the note. The Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, the Fund can negotiate to extend or shorten the maturity of a note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

Please retain this supplement for future reference.